FIRST pactrust BANCORP, INC.™

Beach Business Bank Acquisition

August 31, 2011

Forward Looking Statements

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in FPTB's filings with the Securities and Exchange Commission. Risks and uncertainties related to FPTB and Beach Business Bank include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (2) the outcome of any legal proceedings that may be instituted against FPTB or Beach Business Bank; (3) the inability to complete the transactions contemplated by the definitive agreement or the previously announced acquisition by FPTB of Gateway Business Bank due to the failure to satisfy each transaction's respective conditions to completion of the transaction, including the receipt of regulatory approval; (4) risks that the proposed transaction or the Gateway Business Bank acquisition disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transactions; (5) the amount of the costs, fees, expenses and charges related to the proposed transactions; (6) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (7) continuation of the historically low short-term interest rate environment; (8) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (9) increased levels of non-performing and repossessed assets that may result in future losses; (10) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (11) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments, like the Dodd-Frank Wall Street Reform and Consumer Protection Act, arising out of current unsettled conditions in the economy; (12) the results of regulatory examinations; and (13) increased competition with other financial institutions. You should not place undue reliance on forward-looking statements, and FPTB undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information About the FPTB / Beach Business Bank Transaction

FPTB and Beach Business Bank will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's Web site (www.sec.gov). In addition, documents filed with the SEC by FPTB will be available free of charge from James Sheehy, Corporate Secretary at (619)691-1519, and documents filed with the SEC by Beach Business Bank will be available free of charge from Ms. Melissa Lanfre, Investor Relations at (310) 802-2919. The directors, executive officers, and certain other members of management and employees of FPTB may be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of Beach Business Bank. Information about the directors and executive officers of FPTB is included in the proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on April 25, 2011. The directors, executive officers, and certain other members of management and employees of Beach Business Bank may also be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of Beach Business Bank. Information about the directors and executive officers of Whitney is included in the proxy statement for its 2010 annual meeting of shareholders, which is available on Beach Business Bank's website at www.beachbusinessbank.com by clicking on "Investor Relations" and then "SEC Filings." Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

FIRST pactrust BANCORP, INC.

Today's Announcements

First PacTrust Bancorp is pleased to announce the agreement to acquire Beach Business Bank. This strategic transaction is an important step in First PacTrust's transformation into Southern California's bank of choice.

	2010	2011			Today
ORGANIC GRWOTH	Completed Baseline Assessment and Business Plan	Opened La Jolla and San Marcos Branches	Launched Commercial Real Estate Lending Division	Received Approval to Open Santa Monica and Century City Branches	
MERGERS & ACQUISITIONS	Acquisition of Real Estate for La Jolla Branch from FDIC	Acquisition of Real Estate for San Marcos Branch from FDIC	pactrust BANK PACIFIC TRUST BANK	Gateway Business Bank Acquisition Announced	**Beach Business Bank Acquisition Announced**
MANAGEMENT	Mitchell hired as CEO of FPTB and Sugarman joins Board	New CCO, CLO, CAO and Chief Retail Banking Officer Hired at Bank	Chrisman, Seabold and Brownstein join FPTB Board	Domingo hired as CFO of Bank and FPTB	**Robert Franko and Key BBBC Directors to join FPTB**
CAPITAL	Completed $60.0 million Capital Raise	Completed $27 million Public Offering	Added to the Russell 2000 and Russell 3000 indices	Awarded $32 million investment from SBLF	

Mission

To become the community "bank of choice" in Southern California for growing families, high net worth individuals, small to mid sized businesses and their owners

First PacTrust Bancorp, Inc.

Transaction Overview

Structure	✓ Whole company acquisition of Beach Business Bank
Transaction Type	✓ BBBC shareholders expected to receive combination of cash and equity representing up to 1.362 million shares of First PacTrust.
Terms	✓ Consideration of $37.4 million (assuming First PacTrust stock price at $13.50 immediately preceding close)
Due Diligence	✓ Completed mutual review of credit portfolios and regulatory risks ✓ No financing contingency
Required Approvals	✓ BBBC shareholder approval ✓ Standard regulatory approvals
Timing	✓ Anticipated closing no later than Q1 2012
Other	✓ Anticipated that following the closing, FPTB will conduct share repurchases under its existing one million share repurchase program *

* Purchases made pursuant to the program will be made in either the open market, in block trades, or in privately negotiated transactions from time to time, as permitted by federal securities laws and other legal requirements. The timing, manner, price and amount of any repurchases will be determined by FPTB in its discretion and will be subject to economic and market conditions, stock price, applicable legal requirements and other factors. The program and/or any anticipated purchases may be suspended or discontinued at any time.

First pactrust Bancorp, Inc.

Transaction Rationale

Strategic

- ✓ Consistent with First PacTrust's stated objective of expanding its Southern California community banking business
- ✓ Transforms and strengthens First PacTrust by increasing scale and providing strong entry into business banking which can be executed across First PacTrust's platform
- ✓ Strong deposit franchise and customer relationships

Financial

- ✓ Price to tangible book value compares favorably with other recent transactions and in-line with First PacTrust's recently completed capital raise
- ✓ Transaction is expected to be immediately accretive to earnings per share and accretive to tangible book value per share during 2013
- ✓ First PacTrust's capital ratios to remain strong; Positions First PacTrust for long-term EPS growth

Cultural

- ✓ Customers and communities will benefit from combination of two organizations with complementary capabilities and a long history of supporting their interests
- ✓ Shared vision for Southern California's community banking opportunity in today's market
- ✓ Complementary experience and skill sets

First PacTrust Bancorp, Inc.

Overview of Beach Business Bank

Company Overview

Bank Name		Beach Business Bank
Headquarters		Manhattan Beach, CA
Date Established		June 1, 2004
Depository Branches		3
Total Assets	$	302,709
Cash & Securities	$	55,134
Gross Loans	$	248,744
Total Deposits	$	263,111
Tangible Common Equity	$	30,736

Location	2010 Deposits ($000)	2009 Deposits ($000)	2005 Deposits ($000)	2009-2010 Growth Rate(%)	2005-2010 Growth Rate(%)
1230 Rosecrans Ave - Manhattan Beach	143,495	145,327	39,204	(1.26)	266.02
180 E Ocean Blvd - Long Beach	72,324	50,809	-	42.34	-
650 Town Center Dr - Costa Mesa	19,130	-	-	-	-

Pro Forma Branch Map


Pasadena
San Bernardino
Pomona
Ontario
Los Angeles
East Los Angeles
Riverside
Torrance
Fullerton
Moreno Valley
Garden Grove
Long Beach
Irvine
Hemet
Huntington Beach
Mission Viejo
Palm Springs
Joshua Tree
Indio
Santa Catalina Island
Oceanside
Vista
Escondido
Anza-Borrego Desert State Park
El Cajon
San Diego
Chula Vista
Tecate

- FPTB branch location
- Proposed FPTB branch location
- Beach depository branch location*
- Gateway depository branch location

- ✓ Strong commercial banking platform including C&I and SBA programs
- ✓ Fits with overall branch expansion strategy
- ✓ Strong cultural fit with Beach management joining the First PacTrust team

Source: SNL Financial as of 6/30/2011 & FDIC Deposit Data as of 6/30/2010
Note: All dollars in thousands
*Does not include Gateway's mortgage offices

FIRST pactrust BANCORP, INC.

Mutually Beneficial Transaction

Benefits to First PacTrust Bancorp

- ✓ High quality deposit relationships groups
  - — 90% core transaction accounts
- ✓ Strong commercial banking platform groups
  - — Top SBA and C&I producer
- ✓ Clean, high quality loan portfolio
- ✓ Respected, experienced management team and Board of Directors
- ✓ Financial terms produce EPS accretion and compare favorably to acquisitions by private equity groups
  - — Opus Acquisition of RMGC at 131% of TBV
  - — Grandpoint acquisition of Orange Community Bancorp at 135% of TBV

Benefits to Beach Business Bank

- ✓ Approximately 53% acquisition premium relative to BBBC's most recent closing price
- ✓ Receipt of cash and more liquid public stock with 3.9% yield; member of Russell 2000
- ✓ Ability to benefit from further consolidation and increased scale as First PacTrust continues to grow and acquire
- ✓ Continued involvement of Beach Business Bank's management team and Directors.
- ✓ Enhancement of client relationships and product offerings with positive employee considerations

P&L Impact	✓ In combination with closing of Gateway acquisition, expect earnings accretion of $6+ million in earnings. ✓ Moderate cost savings / revenue synergies assumed ✓ One-time deal related expenses of $2.5 million, pre-tax
Consideration Structure	✓ If FPTB stock between $13.50 and $16.50 at closing, then $18.62 million in cash and 1.362 million shares of FPTB common stock. ✓ If FPTB stock below $13.50 at closing, then transaction converts to $36.6 million in cash and issuance of warrants to acquire 1.362 million shares of FPTB common stock at $14 per share for one year. ✓ If FPTB stock over $16.50 at closing, then $18.62 million in cash and FPTB common stock valued at $21.98 million.

Other Announcements

✓ First PacTrust will be hosting a conference call on Wednesday, August 31, 2011 at 8:00 am Pacific Time; for details, please visit www.firstpactrustbancorp.com

FIRST pactrust BANCORP, INC.

Summary

Strategic Fit and Attractive Deal Economics

- ✓ The acquisition of Beach Business Bank is expected to be immediately accretive to earnings
- ✓ Represents a strategic, financial and cultural fit with First PacTrust Bancorp
- ✓ Expands PacTrust's Southern California footprint into key markets
- ✓ Builds upon PacTrust lending capabilities, strengthens deposit base, and broadens management and board expertise
- ✓ Attractive valuation; immediately accretive to earnings
- ✓ First PacTrust maintains strong capital position; 19+% Tier One (on consolidate basis)

Executing on Growth

- ✓ First PacTrust will continue to seek opportunities to grow and leverage capital base
- ✓ Significant industry, economic and market dislocation will continue to create opportunities for disciplined buyers with capital resources
  - — Smaller banking institutions are continuously being challenged on many fronts (profitability, regulatory, access to capital, succession issues, etc.)
- ✓ First PacTrust remains well positioned to act as a consolidator of choice given its liquid public currency, capital resources, strong management team, scalable balance sheet and effective business model with an attractive dividend

Appendix

FIRST pactrust BANCORP, INC.

Pro Forma Balance Sheet


PacTrust Bank*
Beach
Total Assets
1,041,213
302,709
Cash & Securities
201,344
55,134
Gross Loans
766,057
248,744
Deposits
834,027
263,111
Tg. Common Equity
162,625
31,121
0%
20%
40%
60%
80%
100%

Combined Company**	
Total Assets	$ 1,344,307
Cash & Securities	$ 256,478
Gross Loans	$ 1,014,801
Deposits	$ 1,097,138
Tg. Common Equity	$ 193,746

Source: SNL Financial as of 6/30/2011,
Note: Amounts are dollars in thousands
* Includes FPTB's pro forma acquisition of Gateway Bancorp
** Combined company before purchase accounting adjustments

FIRST pactrust BANCORP, INC.

Pro Forma Deposit Composition

PacTrust Bank


Demand Deposits 3%
NOW & Other Trans Acct 25%
Money Markt Deposits 18%
Other Savings Deposits 2%
Retail Time Deposits 18%
Jumbo Time Deposits 34%

	Deposit Mix	
	Balance	% of Total
Demand Deposits	$ 21,674	3.0%
NOW & Other Trans Acct	$ 181,500	24.9%
Money Markt Deposits	$ 129,713	17.8%
Other Savings Deposits	$ 11,617	1.6%
Retail Time Deposits	$ 133,158	18.2%
Jumbo Time Deposits	$ 252,104	34.5%
Total Deposits	$ 729,766	100.0%
Total Cost of Deposits		0.77%

Beach Business Bank


Money Markt Deposits 15%
NOW & Other Trans Acct 5%
Demand Deposits 24%
Other Savings Deposits 46%
Jumbo Time Deposits 3%
Retail Time Deposits 7%

	Deposit Mix	
	Balance	% of Total
Demand Deposits	$ 62,904	23.9%
NOW & Other Trans Acct	$ 14,095	5.4%
Money Markt Deposits	$ 39,330	14.9%
Other Savings Deposits	$ 121,484	46.2%
Retail Time Deposits	$ 18,475	7.0%
Jumbo Time Deposits	$ 6,822	2.6%
Total Deposits	$ 263,110	100.0%
Total Cost of Deposits		1.33%

Combined*


Demand Deposits 9%
NOW & Other Trans Acct 20%
Money Markt Deposits 17%
Other Savings Deposits 13%
Retail Time Deposits 15%
Jumbo Time Deposits 26%

	Deposit Mix	
	Balance	% of Total
Demand Deposits	$ 84,578	8.5%
NOW & Other Trans Acct	$ 195,595	19.7%
Money Markt Deposits	$ 169,043	17.0%
Other Savings Deposits	$ 133,101	13.4%
Retail Time Deposits	$ 151,633	15.3%
Jumbo Time Deposits	$ 258,926	26.1%
Total Deposits	$ 992,876	100.0%
Total Cost of Deposits		0.92%

Source: SNL Financial as of 6/30/2011
Note: All dollars in thousands
*Combined company before purchase accounting adjustments

FIRST pactrust BANCORP, INC.

Pro Forma Loan Composition

PacTrust Bank


Multifamily Loans 3.36%
Owner-Occupied CRE 8.73%
Other CRE 0.46%
Consumer Loans 0.23%
Commercial & Industrial 0.09%
Other Loans 0.01%

	Loan Mix	
	Balance	% of Total
Constr & Land Dev	$ -	0.0%
1-4 Family	$587,148	87.1%
Multifamily Loans	$ 22,645	3.4%
Owner-Occupied CRE	$ 58,836	8.7%
Other CRE	$ 3,100	0.5%
Commercial & Industrial	$ 607	0.1%
Consumer Loans	$ 1,550	0.2%
Other Loans	$ 67	0.0%
Gross Loans	$673,953	100.0%
Yield on Loans		4.48%
Loan / Deposit Ratio		92.4%

Beach Business Bank


Consumer Loans
Other Loans
1-4 Family
Multifamily Loans
Owner-Occupied CRE
Other CRE
Commercial & Industrial

	Loan Mix	
	Balance	% of Total
Constr & Land Dev	$ 6,022	2.4%
1-4 Family	$ 30,161	12.1%
Multifamily Loans	$ 1,947	0.8%
Owner-Occupied CRE	$ 50,633	20.4%
Other CRE	$ 56,280	22.6%
Commercial & Industrial	$ 94,115	37.8%
Consumer Loans	$ 103	0.0%
Other Loans	$ 9,483	3.8%
Gross Loans	$248,744	100.0%
Yield on Loans		5.95%
Loan / Deposit Ratio		94.5%

Combined*


1-4 Family 66.9%
Multifamily Loans 2.7%
Owner-Occupied CRE 11.9%
Other CRE 6.4%
Commercial & Industrial 10.3%
Constr & Land Dev 0.7%
Other Loans 1.0%
Consumer Loans 0.2%

	Loan Mix	
	Balance	% of Total
Constr & Land Dev	$ 6,022	0.7%
1-4 Family	$617,309	66.9%
Multifamily Loans	$ 24,592	2.7%
Owner-Occupied CRE	$109,469	11.9%
Other CRE	$ 59,380	6.4%
Commercial & Industrial	$ 94,722	10.3%
Consumer Loans	$ 1,653	0.2%
Other Loans	$ 9,550	1.0%
Gross Loans	$922,697	100.0%
Yield on Loans		4.88%
Loan / Deposit Ratio		92.9%

Source: SNL Financial as of 6/30/2011
Note: All dollars in thousands
*Combined company before purchase accounting adjustments
**Before excluding unearned income

Comparable Transactions

Announce Date	Buyer Name	Target Name	Deal Value ($M)	Cash Portion (%)	Target Assets ($000)	Price / Tg. Book (%)	Price / Earnings (x)	Premium / Core Dep (%)	NPAs / Assets (%)	LTM Eff. Ratio (%)	LTM ROAA (%)
6/29/2011	First Foundation Inc.	Desert Commercial Bank	20.1	NA	153,041	126.01	NM	4.76	5.98	91.29	-0.23
6/9/2011	SKBHC Holdings LLC	Sunrise Bank	18.5	100.0%	231,990	91.93	NM	-0.95	6.07	93.43	-3.27
6/6/2011	Opus Bank	RMG Capital Corporation	49.2	1.0	684,373	130.57	47.22	NA	3.51	73.95	0.15
5/12/2011	Bay Commercial Bank	Global Bancorp	12.0	25.5%	72,984	74.52	NM	-11.88	0.00	151.38	-2.45
3/22/2011	Embarcadero Bank	Coronado First Bank	9.3	0.5	83,239	99.70	NM	-0.04	7.45	91.94	-0.12
3/10/2011	Grandpoint Capital, Inc.	Orange Community Bancorp	32.1	93.5%	223,649	134.64	30.00	6.35	0.66	78.51	0.46
9/15/2010	First General Bank	American Premier Bancorp	16.3	NA	105,815	107.11	NM	2.70	2.61	96.04	-0.51
8/24/2010	California United Bank	California Oaks State Bank	17.3	49.4%	136,732	126.39	NM	0.46	2.19	94.25	-0.48
7/14/2010	Grandpoint Capital, Inc.	First Commerce Bancorp	43.2	1.0	348,307	130.43	45.00	3.85	5.55	67.50	0.30
6/3/2010	Management group	Bank of San Francisco	6.6	NA	95,684	149.75	63.48	6.25	0.25	69.25	0.23
2/16/2010	Rabobank Nederland	Napa Community Bank	30.3	0.8	167,037	191.89	49.11	14.16	2.40	47.68	0.41
12/18/2009	Grandpoint Capital, Inc.	Santa Ana Business Bank	7.4	100.0%	27,330	107.39	NM	2.81	0.00	NM	-12.59
7/10/2009	Investor group	Bank of Santa Barbara	10.1	1.0	63,139	160.00	NM	9.54	3.24	100.64	-0.91
5/28/2008	Central Valley Community Bancorp	Service 1st Bancorp	23.4	25.5%	243,571	129.29	59.47	3.09	1.00	84.67	0.17
		AVERAGE	21.1	74.9%	188,349	125.69	49.05	3.16	2.92	87.73	-1.35
		MEDIAN	17.9	93.5%	144,887	127.84	48.17	3.09	2.51	91.29	-0.18
8/30/2011	First PacTrust Bancorp	Beach Business Bank	36.6	50.0%	302,709	119.10	23.46	2.29	2.45	70.38	0.66
6/6/2011	First PacTrust Bancorp	Gateway Bancorp	17.0	100.0%	187,096	61.55	neg	-10.02	8.10	93.73	-0.02
7/27/2010	Investor Group	First PacTrust Bancorp	59.6	100.0%	881,491	60.41	neg	na	7.02	52.97	-0.08

Source: SNL Financial, LC